Business Combinations	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Combinations
3. Business Combinations
There were no acquisitions for the year ended December 31, 2022. In
August 2021, the Company completed the Ultragas Transaction by acquiring two entities, Othello Shipping, with its 18 wholly vessel owning subsidiaries, and Ultragas ApS (now renamed Navigator Gas (Denmark) ApS), the vessels’ operator. Navigator Gas (Denmark) ApS has a wholly owned subsidiary, Navigator Gas Shipmanagement (Denmark) ApS, an in-house technical manager; a 33.33% share in the equity of Unigas Intl B.V. and the Unigas Pool (a pool in which 11 of the 18 vessels acquired operated at the time of the acquisition); a 25% share in the equity of Ultraship Crewing Philippines Inc. (“UCPI”, “UltraShip Crewing”), a marine services provider; and a 40% share in the equity of Ultraship Services Philippines Inc. (“NSSPI”), an IT, accounting and administrative support provider.
The total consideration was $410.4 million, comprising $202.9 million in equity consideration to affiliates of Naviera
Ultranav
 Limitada
(21.2 million shares of the Company’s common stock at $9.57 per share (closing price on August 4, 2021)) and debt and other liabilities assumed of $207.5 million.
The following table summarizes the consideration transferred and the assets acquired and liabilities assumed as of the acquisition date.

Amount (in thousands)
Consideration
Equity consideration	$202,910

Fair value of consideration transferred	$202,910

Net assets acquired:
Handysize vessels	215,852
Smaller vessels	160,734
Cash and cash equivalents	17,477
Accounts receivable	7,071
Inventory	2,039
Other current assets	4,615
Equity method investments	2,580
Debt	(192,695)
Accounts payable	(3,175)
Accrued interest	(1,602)
Other current liabilities	(3,982)
Other long-term liabilities	(6,004)

Net assets acquired	$202,910

The Company recorded the acquired assets and liabilities at fair value. The values of the vessels were recorded in accordance with the principles set forth under ASC 820. “Fair Value Measurement” based upon estimates of value derived using the discounted cash flow method under the income approach. Acquisition related transaction costs consisted of various legal, accounting, valuations and other professional fees which amounted to $1.3 million, which were expensed as incurred and are presented in the statement of operations within general and administrative costs for the year ended December 31, 2021.
The estimated fair value of the acquired vessels was derived by using the discounted cash flow method under the income approach. The estimates and assumptions regarding expected cash flows require considerable judgment and are based upon historical experience, financial forecasts and industry trends and conditions, and reflect management’s assumptions and judgements regarding (i) expected future charter rates; (ii) expected future utilization rates; (iii) the estimated remaining useful lives of the vessels; and (iv) the discount rate applied to the estimated future cash flows.